UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009
STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9305	43-1273600

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (314) 342-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 9, 2009, Stifel Financial Corp. (the “Company”) announced that it intends to commence an underwritten public offering of 1,200,000 shares of its common stock. The underwriters will be granted a 30-day option to purchase up to an additional 180,000 shares of common stock from the Company to cover over-allotments, if any. The offering will be made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.
Cautionary Statement Concerning Forward-Looking Statements
     This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this report not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability to successfully integrate the acquired companies or to complete the acquisition of the branch offices and financial advisors as part of the our transaction with UBS; a material adverse change in the financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 9, 2009, announcing the Proposed Public Offering of Common Stock

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: September 9, 2009	By:	/s/ Ronald J. Kruszewski
	Name:	Ronald J. Kruszewski
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 9, 2009, announcing the Proposed Public Offering of Common Stock

4